iShares®

iShares Trust

Supplement dated November 15, 2007

to the Prospectus and Statement of Additional Information (“SAI”), each dated August 1, 2007,

for the iShares Dow Jones U.S. Total Market Index Fund

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI.

Effective November 15, 2007, all references in the Prospectus and SAI to the Dow Jones U.S. Total Market Index will be changed to the Dow Jones U.S. Index and all references to the iShares Dow Jones U.S. Total Market Index Fund will be changed to the iShares Dow Jones U.S. Index Fund (the “Fund”), respectively.

The name changes are the result of a change in naming conventions by the Index Provider, Dow Jones & Company.

The name changes described above will not result in changes to the Fund’s investment objective or principal investment strategies.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-049-11007

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FOR FUTURE REFERENCE